                                                                   EXHIBIT 10.41

                                 AMENDMENT NO. 1


                           dated as of April 15, 2003

                                      among

                                CPS FUNDING LLC,

                       CONSUMER PORTFOLIO SERVICES, INC.,

                      SYSTEMS & SERVICES TECHNOLOGIES, INC.

                                       and

                          BANK ONE TRUST COMPANY, N.A.

                                       to

                          Sale and Servicing Agreement

                           dated as of January 9, 2003

                                      among

                                CPS Funding LLC,

                       Consumer Portfolio Services, Inc.,

                      Systems & Services Technologies, Inc.

                                       And

                          Bank One Trust Company, N.A.

                 AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 1, dated as of April 15, 2003 (the "AMENDMENT") among CPS FUNDING LLC, a Delaware Limited Liability company (the "PURCHASER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER", respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer (the "BACKUP SERVICER") and BANK ONE TRUST COMPANY, N.A., a national banking association (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE", respectively) ("BANK ONE"), to the SALE AND SERVICING AGREEMENT DATED JANUARY 9, 2003 (the "SALE AND SERVICING AGREEMENT").

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, the Backup Servicer, the Standby Servicer and the Trustee (collectively, the "AMENDING PARTIES") have entered into the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below.

         WHEREAS, Section 13.1(b) of the Sale and Servicing Agreement provides for amendments to be made thereto by the Amending Parties with the consent of the Insurer, which consent shall be given by the execution by the Insurer of a copy of this Amendment.

                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Sale and Servicing Agreement.


                                   ARTICLE II
                                   ----------

                                    AMENDMENT

         SECTION 2.1. AMENDMENTS TO SECTION 2.1. (a) Section 2.1(b)(vi) is hereby amended by deleting the number "15,000" between the words "with less than" and the word "miles" in both clauses A and B thereof and replacing such number by "25,000".

                  (b) Section 2.1(b)(xxvi)(A) is hereby amended by deleting the clause (A) and replacing it with the following:

                  "(A) Not more than 3% of Aggregate Principal Balance of the Receivables owned by the Purchaser (after giving effect to the Purchase of Receivables on such Transfer Date) were originated under the Seller's First Time Buyer Program and none of the Receivables were originated by MFN Financial Corporation or any Affiliate thereof (other than the Seller)."

         SECTION 2.2. AMENDMENT TO SECTION 3.1. (a) Section 3.1(i)(B) is hereby amended by deleting the entire sentence and replacing it by the following:

                  "Not more than 3% of Aggregate Principal Balance of the Receivables owned by the Purchaser (after giving effect to the Purchase of Receivables on such Transfer Date) were originated under the Seller's First Time Buyer Program and each Receivable was not originated by MFN Financial Corporation or any Affiliate thereof (other than the Seller)"

                  (b) Section 3.1(ii) is hereby amended by deleting the number "15,000" between the words "with less than" and the word "miles" in both clauses A(1) and A(2) thereof and replacing such number by "25,000."

         SECTION 2.3. AMENDMENT TO SECTION 13.1. Section 13.1(b) is hereby amended by adding the words ", the Purchaser" between the words "Backup Servicer" and the words "the Trustee".

                                   ARTICLE III
                                   -----------

                                    CONSENTS

         SECTION 3.1. CONSENT OF INSURER. The Insurer hereby consents to the amendments contemplated by this Amendment.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Sale and Servicing Agreement specifically referred to herein and any references in the Sale and Servicing Agreement to the provisions of the Sale and Servicing Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THIS AMENDMENT, ALL MATTERS ARISING OR RELATING IN ANY WAY TO THIS AMENDMENT AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Sale and Servicing Agreement and shall not affect the construction or interpretation of this Amendment or the Sale and Service Agreement or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.






                                    CPS FUNDING LLC


                                    By:
                                       -----------------------------------------
                                         Name:  David Kenneally
                                         Title: Vice President

                                  CONSUMER PORTFOLIO SERVICES, INC., as Seller

                                  By:
                                     -------------------------------------------
                                     Name:  Charles E. Bradley, Jr.
                                     Title: President



                                  CONSUMER PORTFOLIO SERVICES, INC., as Servicer

                                  By:
                                     -------------------------------------------
                                     Name:  Charles E. Bradley, Jr.
                                     Title: President

                                       SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                                       as Backup Servicer

                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                            BANK ONE TRUST COMPANY, N.A.
                                            as Trustee


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            BANK ONE TRUST COMPANY, N.A.
                                            as Standby Servicer


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

                                            CONSENTED TO BY:


                                            FINANCIAL SECURITY ASSURANCE INC.
                                            as Insurer


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title: